SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 8: -     SUBSEQUENT EVENTS

a.
On July 17, 2023, Lavie Bio Ltd. announced that it has entered into a licensing agreement with Corteva Agriscience LLC, (“Corteva LLC”), for bio fungicide lead candidates. This agreement grants Corteva perpetual, exclusive rights (subject to reaching certain commercial milestones) to further develop and commercialize the lead bio fungicide candidates targeting fruit rots and powdery mildew, which were discovered and developed by Lavie Bio Ltd. According to the agreement, Lavie Bio Ltd. is set to receive an initial payment of approximately $5,000 and will be eligible for additional future milestone payments based on obtaining certain patent rights and regulatory approvals, and will be eligible to receive royalties from Corteva LLC’s sales of these future products, subject to certain conditions as stipulated in the agreement.

b.
On July 17 2023, Evogene Ltd. entered into securities purchase agreements with institutional investors for the sale of 8,500,000 ordinary shares in a registered direct offering at a purchase price of $1.00 per ordinary share (the “offering”). The gross proceeds from the offering amounted to approximately $8,500, before deducting placement agent fees and other offering expenses.